Exhibit 99.1

Copley Acquisition Corp (NYSE: COPL) and Ignite Proteomics Announce Business Combination Agreement to Advance Precision Oncology

●	Ignite Proteomics is a pioneer in delivering pathway-level protein analytics designed to guide precision oncology.

HONG KONG — June 11, 2026 — Copley Acquisition Corp (NYSE: COPL) (“Copley”), a special purpose acquisition company and Ignite Proteomics, LLC (“Ignite” or “Ignite Proteomics”), a leader in pathway-level protein analytics to guide precision oncology, announced today that they have entered into a definitive business combination agreement (“BCA”).

Upon the closing of the Combination, Copley and Ignite Proteomics will become wholly owned subsidiaries of a newly formed public holding company, which we intend to name Ignite Proteomics Holdings, Inc. (“Pubco”), and which will be listed on the New York Stock Exchange.

“We are thrilled to partner with the team at Ignite Proteomics,” said Chibo Tang, Co-Chief Executive Officer of Copley Acquisition Corp. “After an extensive search for a high-impact partner, it became clear that Ignite’s innovation represents a fundamental shift in how we understand and treat disease. We believe this transaction will provide Ignite with the runway and public platform required to deliver on its mission to revolutionize precision medicine.”

“This transaction represents an exceptionally disciplined entry point into the precision oncology sector,” said Francis Ng, Co-Chief Executive Officer of Copley Acquisition Corp. “At a $150 million pro forma enterprise value, we are bringing Ignite to the public markets at a highly attractive valuation. Combined with our management team’s stellar capital market track records, we believe the post-closing balance sheet will be optimized to aggressively scale commercial infrastructure and capture a significant share of an addressable market expected to see impressive growth over the next decade.”

“Partnering with Copley marks a pivotal milestone for Ignite Proteomics,” said Jeffrey Busch, Chief Executive Officer of Ignite Proteomics. “This transaction validates the technology we have spent years developing and provides the financial backing to bring our solutions to a broader market. We are eager to enter this next chapter as a public company, focused on driving long-term value for our shareholders and, most importantly, for the researchers and patients who rely on advanced proteomics.”

The proposed Combination is expected to close in the second half of 2026, subject to customary closing conditions. The description of the Combination contained herein is only a summary and is qualified in its entirety by reference to the BCA. For additional information, see the Current Report on Form 8-K, which will be filed by Copley with the Securities and Exchange Commission (“SEC”) and will be available at www.sec.gov.

Advisors

Clear Street LLC is acting as the financial advisor to Copley. Winston Taylor LLP is acting as legal counsel to Copley. Ladenburg Thalmann & Co. Inc. is acting as the financial advisor to Ignite Proteomics. Meister Seelig & Schuster PLLC is acting as legal counsel to Ignite Proteomics.

About Ignite Proteomics, LLC

Ignite Proteomics is a functional proteomics company focused on advancing precision oncology through direct measurement of protein expression and pathway activation. The company’s Reverse Phase Protein Array platform is designed to measure functional protein and phosphoprotein activity from tumor tissue to support therapy-selection insights across oncology.

Ignite’s current commercial focus is in breast cancer, with a broader development strategy intended to support future expansion into additional tumor types, therapeutic classes and data-driven clinical applications.

About Copley Acquisition Corp

Copley Acquisition Corp is a special purpose acquisition company (SPAC) formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the U.S. federal securities laws, including statements regarding the anticipated benefits and timing of the closing of the Combination, the assets of Ignite and Pubco and the value thereof, the products and services offered by Ignite and the markets in which it operates, Pubco’s listing on any securities exchange, the expected capital structure of Pubco, objectives of management for future operations of Pubco, anticipated research and technological developments, Pubco’s plan for value creation and strategic advantages, market size and growth opportunities, future financial condition and performance, and expected financial impacts of the Combination. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the Combination may not be completed in a timely manner or at all, (ii) the failure to satisfy the conditions to the consummation of the Combination, including the adoption of the BCA by the shareholders of Copley and members of Ignite, (iii) the effect of the announcement or pendency of the Combination on Ignite’s business relationships, operating results, and business generally, (iv) the ability to maintain the listing of Copley securities on a national securities exchange and the ability of PubCo to obtain or maintain a listing on a national securities exchange, (v) the failure to realize the anticipated benefits of the Combination, (vi) the risk of changes in business, market, financial, political and regulatory conditions, and (vii) risks related to the ability of Ignite and Pubco to execute their business plans and compete in the industry in which Pubco will operate. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Copley’s registration statement on Form S-1 filed in connection with its initial public offering, its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. New risk factors emerge from time to time and it is not possible to predict all such risk factors, nor can Copley or Ignite assess the impact of all such risk factors on the businesses. Forward-looking statements speak only as of the date they are made and are subject to risks and uncertainties. Readers are cautioned not to put undue reliance on forward-looking statements, and Copley and Ignite assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Additional Information about the Combination and Where to Find It

In connection with the proposed Combination, Copley will file a registration statement on Form S-4 (as may be amended from time to time, the “Registration Statement”) that will include a preliminary proxy statement of Copley and a registration statement/preliminary prospectus of PubCo, and after the Registration Statement is declared effective, Copley will mail a definitive proxy statement/prospectus relating to the Combination to its shareholders. The Registration Statement, including the proxy statement/prospectus contained therein, when declared effective by the SEC, will contain important information about the Combination and the other matters to be voted upon at a meeting of Copley’s shareholders to be held to approve the Combination and related matters. This communication does not contain all of the information that should be considered concerning the Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect to such matters. PubCo, Copley and Ignite may also file other documents with the SEC regarding the Combination. Copley shareholders and other interested persons are advised to read the preliminary proxy statement/prospectus when available and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Combination, as these materials will contain important information about PubCo, Copley, Ignite and the Combination.

When available, the definitive proxy statement/prospectus and other relevant materials for the Combination will be mailed to Copley shareholders as of a record date to be established for voting on the Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other documents filed or that will be filed with the SEC through the website maintained by the SEC at www.sec.gov, or by directing a request to the contacts mentioned below.

Participants in the Solicitation

PubCo, Copley, Ignite, and their respective directors and officers may be deemed participants in the solicitation of proxies of Copley shareholders in connection with the Combination. Copley shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Copley and a description of their interests in Copley is contained in Copley’s final prospectus related to its initial public offering, dated December 19, 2023, and in Copley’s subsequent filings with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Copley shareholders in connection with the Combination and other matters to be voted upon at the Copley shareholder meeting will be set forth in the Registration Statement. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Combination will be included in the Registration Statement that PubCo intends to file with the SEC. You will be able to obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This press release relates to proposed Combination involving PubCo, Copley and Ignite. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange any securities, or a solicitation of any vote or approval, nor shall there be any sale or exchange of securities in any jurisdiction in which such offer, solicitation, sale, or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

For investor and media inquiries, please contact:

Copley Acquisition Corp
Suite 4005-4006, 40/F, One Exchange Square
8 Connaught Place, Central, Hong Kong

Francis Ng
Co-Chief Executive Officer
Email: francis.ng@copleyacquisition.com
Phone: +852 2861 3335

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